Merrill Lynch Global Transportation Conference Merrill Lynch Global Transportation Conference June 13, 2007 June 13, 2007 Exhibit 99.1

Safe Harbor

Forward Looking Information

Certain of the statements contained herein should be considered "forward-looking statements," including, except in connection with the Offer (as defined below) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may", "will", "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan, " "guidance," "outlook," "could, " "should," "continue" and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the "*Company*" or "*AirTran*"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving Midwest Air Group, Inc. ("*Midwest*") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the Company's ability to achieve the synergies anticipated as a result of the potential business combination transaction involving Midwest and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger net operating losses and certain tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Subject to the Company's obligation under Rule 14d-6(c) to promptly disclose any material change in the Offer to Exchange and related materials, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "*Risk Factors*" in the Company's Annual Report on Form 10-K-A for the period ended December 31, 2006, which is available at www.sec.gov and at www.AirTran.com.

2

airTran.com

Safe Harbor

Additional Information

This document relates, in part, to the offer (the "Offer") by AirTran Holdings, Inc., ("AirTran") through its wholly-owned subsidiary, Galena Acquisition Corp. ("Galena"), to exchange each issued and outstanding share of common stock and Series A Junior Participating Preferred Stock and associated rights of Midwest Air Group, Inc., a Wisconsin corporation ("Midwest"), (collectively the "Rights" and together, the "Midwest Shares"), for consideration consisting of a combination of cash and common stock, par value $0.001 per share ("AirTran Common Stock"), of AirTran having an aggregate value of $15.00 per share, comprised of $9.00 in cash and 0.5842 of a share of AirTran common stock.

The Offer currently is scheduled to expire at 12:00 Midnight, New York City time on August 10, 2007, unless extended. AirTran and Galena have expressly reserved the right, in their sole discretion, to extend the period of time during which the Offer will remain open. Any extension will be announced no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled expiration date. This document does not constitute an offer to purchase or the solicitation of an offer to sell which is being made only pursuant to the Offer to Exchange and related Letter of Transmittal forming part of the registration statement referred to below. The information required to be disclosed by Exchange Act Rule 14d-6(d)(1) is contained in the Prospectus and is incorporated by reference. The Offer is not being made to and nor will tenders be accepted from or on behalf of holders of securities of Midwest Air Group, Inc. in any jurisdiction in which the making of the Offer or the acceptance thereof would not comply with the laws of such jurisdiction. In those jurisdictions in the United States where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of AirTran and Galena by Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, or by one or more registered broker or dealers under the laws of such jurisdiction. AirTran also has filed a Registration Statement (No. 333-139917) with the Securities and Exchange Commission on Form S-4 relating to the AirTran common stock to be issued to holders of Midwest shares in the offer (the "Registration Statement"). The terms and conditions of the Offer are set forth in the prospectus, which is a part of the registration statement (the "Prospectus"), and the related Letter of Transmittal, which also are exhibits to the Schedule TO.

AirTran has announced its intent to nominate Messrs. John Albertine, Jeffrey Erickson and Charles Kalmbach for election to the board of directors of Midwest. AirTran has filed a proxy statement with respect to the proposed transaction and/or nomination of persons for election to the board of directors of Midwest (the "Proxy Statement"). Investors and security holders are urged to read the Registration Statement and the Proxy Statement, as well as any other relevant documents filed with the SEC, and any amendments or supplements to those documents, because they contain or will contain important information. This presentation is qualified in its entirety by the Proxy Statement.

Investors and security holders may obtain a free copy of the Registration Statement, the Schedule TO and the Proxy Statement and amendments and supplements to such respective documents at http://www.sec.gov. The Registration Statement, the Schedule TO and the Proxy Statement and such other documents and amendments and supplements to such respective documents may also be obtained free of charge from AirTran by directing such request to: Richard P. Magurno, Corporate Secretary, AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando, Florida 32827, or to the information agent for this offering: Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022.

AirTran and its wholly owned subsidiaries, Galena and AirTran New York, LLC and their respective directors and executive officers and each of Messrs. John Albertine, Jeffrey Erickson and Charles Kalmbach are or may be participants in the solicitation of proxies from the shareholders of Midwest.

Information about the directors and executive officers of AirTran and their ownership of AirTran stock is set forth in the proxy statement for AirTran's 2007 annual meeting of shareholders. Information about the directors and officers of Galena and the three nominees is set forth in the Proxy Statement that has been mailed to the stockholders of Midwest. Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement.

3

airTran.com

Youngest all-Boeing fleet in America
—
133 Airplanes – 87 717s / 46 737s
56 cities served
—
7 new cities in 2007
Charleston, SC Portland, ME
Daytona Beach, FL St. Louis, MO
Newburgh, NY San Diego, CA
Phoenix, AZ
Consistent record of profitability
—
One of two consistently profitable airlines
AirTran Airways Today
AirTran Airways Today

To provide a superior product with very low costs
—
Assigned seating
—
Business class
Only major U.S. airline with business class on every flight
—
Convenient distribution
Internet, telephone reservations, and travel agencies
—
XM Radio and oversized luggage bins
—
Friendly crewmembers
Provide value to all customers – both business and leisure
AirTran Airways Business Model
AirTran Airways Business Model

airTran
SOUTHWEST AIRLINES
jetBlue
US AIRWAYS
nwa
DELTA
Continental Airlines

airTran.com

6

7
8
9
10
11
(cents)
AirTran Has Very Low Costs
AirTran Has Very Low Costs
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 652 Miles for 2006

5.75
6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006 2007E
* Excludes non-recurring special items
(cents per mile)
AirTran’s Non-Fuel Unit Cost Trend
-3%
Projecting A Sixth Consecutive Year Of Cost Reductions
Projecting A Sixth Consecutive Year Of Cost Reductions

DELTA
AirTran
DELTA
AirTran

SOUTHWEST AIRLINES
AirTran
SOUTHWEST AIRLINES
AirTran

Non-Fuel CASM
4
6
8
10
12
2001 2001 2006 2006
0
2
4
6
8
10
12
2006 2006 2007E 2007E
Non-Fuel CASM Fuel CASM
AAI 12%
Higher
AAI 4-5%
Higher
AAI -34%
Lower
AAI -35%
Lower
(cents)
(cents)
Despite bankruptcy, cost advantage vs. Delta has stayed the same
Cost gap vs. Southwest has narrowed
AirTran Is Poised To Become Industry Low Cost Provider
AirTran Is Poised To Become Industry Low Cost Provider
* Delta and Southwest CASM are Stage Length Adjusted

JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
2005
2004
2003
2006
Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
AirTran Delivers Both Low Costs And High Quality
AirTran Delivers Both Low Costs And High Quality
Airline Quality Rating for Major Carriers
Wichita State University / University of Nebraska, Omaha
* Not ranked prior to 2003
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA

Overall Customer Satisfaction for 2006
656
658
659
672
682
695
697
716
722
735
820
650 670 690 710 730 750 770 790 810 830
Northwest Airlines
United Airlines
US Airways
Alaska Airlines
American Airlines
Delta Airlines
Continental Airlines
Frontier Airlines
AirTran Airways
Southwest Airlines
JetBlue Airways
Mean / Weighted Average
J.D. Power Airline Survey Validates Strong Products
J.D. Power Airline Survey Validates Strong Products

2 of 11 0.65 0.60 Consumer Complaints (100K Enplanements)
1 of 11 3.84 3.86 Mishandled Baggage (1K Passengers)
3 of 11 98.5% 99.0% Completion Factor
4 of 11 76.5% 75.8% On-Time Arrival A14
Q1-2007
Major
Carrier
Rank Q1-2007 Q1-2006
Operational Quality Service Excels In 2007
Operational Quality Service Excels In 2007

12 Low Costs And Modern Jets Create Great Low Costs And Modern Jets Create Great Growth Opportunities Growth Opportunities

AirTran Route Map –
AirTran Route Map –
August 2000
August 2000
Boston Boston
Buffalo Buffalo
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Ft. Lauderdale Ft. Lauderdale
New Orleans New Orleans
Houston Houston
Bloomington Bloomington
Moline Moline
Minneapolis Minneapolis
Flint Flint
Atlanta Atlanta
Chicago Chicago
Akron/ Akron/
Canton Canton
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Greensboro Greensboro
Tampa Tampa
Ft. Myers Ft. Myers
Orlando Orlando
Miami Miami
Jacksonville Jacksonville
Savannah Savannah
Myrtle Beach Myrtle Beach
Raleigh/Durham
Gulfport/Biloxi Gulfport/Biloxi
Fort Walton Beach Fort Walton Beach
Cities: 31
Routes:  38
Transcon:  0%

AirTran Route Map –
AirTran Route Map –
August 2003
August 2003
Denver Denver
Las Vegas Las Vegas
Boston Boston
Buffalo Buffalo
Newark Newark
New York City New York City
Philadelphia Philadelphia
Baltimore Baltimore
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Ft. Lauderdale Ft. Lauderdale
Pensacola Pensacola
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Houston Houston
Bloomington Bloomington
Moline Moline
Kansas City Kansas City
Wichita Wichita
Minneapolis Minneapolis
Flint Flint
Los Angeles Los Angeles
Atlanta Atlanta
Rochester Rochester
Chicago Chicago
Pittsburgh Pittsburgh
Akron/ Akron/
Canton Canton
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Greensboro Greensboro
Milwaukee Milwaukee
Tallahassee Tallahassee
Tampa Tampa
Ft. Myers Ft. Myers
Orlando Orlando
Grand Bahama Grand Bahama
West Palm Beach West Palm Beach
Miami Miami
Jacksonville Jacksonville
Savannah Savannah
Myrtle Beach Myrtle Beach
Raleigh/Durham
Cities: 43
Routes:  71
Transcon:  9%

AirTran Route Map –
AirTran Route Map –
August 2006
August 2006
Denver Denver
Las Vegas Las Vegas
Seattle Seattle
Boston Boston
Buffalo Buffalo
White Plains White Plains
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (DCA) Washington, D.C. (DCA)
Baltimore Baltimore
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Richmond Richmond
Raleigh
/Durham
Charlotte Charlotte
Myrtle Beach Myrtle Beach
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Grand Bahama Grand Bahama
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Sarasota Sarasota
Tampa Tampa
Pensacola Pensacola
Miami Miami
Ft. Myers Ft. Myers
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Houston Houston
Bloomington Bloomington
Moline Moline
Kansas City Kansas City
Wichita Wichita
Minneapolis Minneapolis
Milwaukee Milwaukee
Detroit Detroit
Flint Flint
Los Angeles Los Angeles
San Francisco San Francisco
Atlanta Atlanta
Rochester Rochester
Chicago Chicago
Pittsburgh Pittsburgh
Akron/ Akron/
Canton Canton
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Indianapolis Indianapolis
Cities: 50
Routes:  106
Transcon:  17%

AirTran Route Map –
AirTran Route Map –
August 2007
August 2007
Portland Portland
Denver Denver
Las Vegas Las Vegas
Seattle Seattle
Phoenix Phoenix
Memphis Memphis
Boston Boston
Rochester Rochester
Buffalo Buffalo
Akron/ Akron/
Canton Canton
White Plains White Plains
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (DCA) Washington, D.C. (DCA)
Baltimore Baltimore
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Pittsburgh Pittsburgh
Richmond Richmond
Raleigh
/Durham
Charlotte Charlotte
Charleston Charleston
Savannah Savannah
Jacksonville Jacksonville
Daytona Beach Daytona Beach
Orlando Orlando
Grand Bahama Grand Bahama
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Sarasota Sarasota
Tampa Tampa
Pensacola Pensacola
Miami Miami
Ft. Myers Ft. Myers
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Houston Houston
Dallas/Ft. Worth Dallas/Ft. Worth
St Louis St Louis
Indianapolis Indianapolis
Bloomington Bloomington
Moline Moline
Kansas City Kansas City
Wichita Wichita
Minneapolis Minneapolis
Chicago Chicago
Milwaukee Milwaukee
Detroit Detroit
Flint Flint
Los Angeles Los Angeles
San Diego San Diego
Newburgh Newburgh
San Francisco San Francisco
Atlanta Atlanta
Cities: 56
Routes:  129
Transcon:  23%

Orlando Orlando
Atlanta Atlanta
54
29
Baltimore Baltimore
Tampa Tampa
Philadelphia Philadelphia
5
14
11
Newport News Newport News
5
Akron / Canton Akron / Canton
7
Boston Boston
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Chicago Chicago
5
7
10
9
Network Breadth Drives Cost And Revenue Efficiencies
Network Breadth Drives Cost And Revenue Efficiencies
Dayton Dayton
5
8
Las Vegas Las Vegas
Rochester Rochester
6
5
Detroit Detroit
5
Flint Flint
5
Milwaukee Milwaukee
5
9
Sarasota Sarasota
Ft. Myers Ft. Myers
November 2007

0 100 200 300 400 500 600 700 800 900 1,000 1,100
UAUA - San Francisco
LCC - Philadelphia
LUV - BWI
JBLU - New York
AMR - Miami
LUV - Phoenix
LCC - Phoenix
LUV - Chicago
LCC - Charlotte
AMR - Chicago
LUV - Las Vegas
UAUA - Denver
CAL - Newark
AAI - Atlanta
NWAC - Detroit
NWAC - Minneapolis
UAUA - Chicago
CAL - Houston
AMR - Dallas
DAL - Atlanta
Mainline Departures Regional Departures
259 departures in August 2007
AirTran’s Atlanta Hub Is The World’s Largest
AirTran’s Atlanta Hub Is The World’s Largest
Low Cost Hub
Low Cost Hub

0
50
100
150
200
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
717s 737s
178
164
150
137
127
105
87
74
Aircraft
Currently 133 Aircraft:  87 717s / 46 737s
Low Cost Fleet Plan
Low Cost Fleet Plan
188
200

AirTran RASM performance has improved
—
Q107 RASM down 0.4% on a 20% increase in capacity
—
Competitive capacity has been reduced
Q207 demand continues to look good
—
Expect passenger RASM to be down 3-5%
—
Non-fuel operating CASM should be down 5-6%
—
Expect fuel to be between $2.25 - $2.30 / gallon
—
Expect record quarterly net income
Revenue Outlook Is Improving
Revenue Outlook Is Improving

ASMs per Gallon
0
10
20
30
40
50
60
70
2000 2006
>40% improvement
AirTran's Current Hedge Position
28%
35%
50%
47%
0%
10%
20%
30%
40%
50%
60%
Q107 Q207 Q307 Q407
$2.10/gal
to
$2.15/gal
Forecast
$2.05/gal
to
$2.10/gal
Forecast
$2.00/gal
to
$2.05/gal
Forecast
$1.96/gal
actual
AirTran Continues To Manage Fuel Exposure
AirTran Continues To Manage Fuel Exposure
* Includes all taxes and fees

22 Midwest Air Group Update Midwest Air Group Update

Complementary route networks with limited overlap
Combine AirTran’s strong East Coast network with
Midwest’s hubs in Milwaukee and Kansas City
Improved scale in consolidating industry with improved
incremental growth opportunities
Network
717 fleet commonality creates significant and unique
cost synergies
Ability to upgrade Midwest’s MD-80 fleet with AirTran’s
new, more fuel efficient 737-700s
Additional 737 deliveries create growth opportunities
Fleet
Over $60MM of annual run-rate synergies
EPS accretive in first full year after the acquisition
Will provide growth potential and job security
Financial
AirTran & Midwest Are Stronger Together Than As Independent Entities
Powerful Strategic Rationale
Powerful Strategic Rationale

Seattle Seattle
Boston Boston
Rochester Rochester
Toronto Toronto
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (DCA) Washington, D.C. (DCA)
Baltimore Baltimore
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Raleigh/Durham
Charlotte Charlotte
Charleston Charleston
Savannah Savannah
Grand Bahama Grand Bahama
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Miami Miami
Minneapolis Minneapolis
Marquette Marquette
Manistee Manistee
Iron Mountain Iron Mountain
Escanaba Escanaba
Duluth Duluth
Hartford Hartford
Memphis Memphis
Ironwood Ironwood
Rhinelander Rhinelander
Appleton Appleton
Muskegon Muskegon
Dayton Dayton
Cleveland Cleveland
Detroit Detroit
Buffalo Buffalo
Akron/Canton Akron/Canton
Indianapolis Indianapolis
Louisville Louisville
Richmond Richmond
St Louis St Louis
Grand Rapids Grand Rapids
Flint Flint
Green Bay Green Bay
White Plains White Plains
Newburgh Newburgh
Portland Portland
Nashville Nashville
Atlanta Atlanta
Ft. Myers Ft. Myers
Sarasota Sarasota
Tampa Tampa
Orlando Orlando
Daytona Beach Daytona Beach
Jacksonville Jacksonville
San Antonio San Antonio
Houston Houston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Phoenix Phoenix
San Diego San Diego
Los Angeles Los Angeles
Las Vegas Las Vegas
Colorado Springs Colorado Springs
Denver Denver
San Francisco San Francisco
Des Moines Des Moines
Omaha Omaha
Mosinee Mosinee
Chicago Chicago
Kansas City Kansas City
Wichita Wichita
Pittsburgh Pittsburgh
Columbus Columbus
Pensacola Pensacola
AirTran
Midwest
Combined Carrier Will Have A Well Positioned Network
Combined Carrier Will Have A Well Positioned Network
Madison Madison
Moline Moline
Milwaukee Milwaukee
Bloomington Bloomington

77%
19%
4%
Midwest Network AirTran Network
Combined Network
Milwaukee
Kansas City
Other
Atlanta
Orlando
Baltimore
Chicago
Other
Atlanta
Milwaukee
Kansas City
Orlando
Baltimore
Chicago
Other
Share of departures
Merger Creates Instant Diversification
Merger Creates Instant Diversification
68%
12%
9%
3%
8%
46%
25%
6%
6%
2%
7%
8%
* Based on August 2007 Schedule

Network Synergies
Improve fleet and capacity utilization
Increase aircraft utilization
Cost Synergies
Replace MD-80s with cost efficient 737s
Maintenance & facilities efficiencies
Adapt best practices from both companies
Total Annual Run-Rate Synergies
$40MM+
$20MM+
$60MM+
Potential Combination Synergies
Potential Combination Synergies

airTran
SOUTHWEST AIRLINES
jetBlue
MIDWEST AIRLINES
MIDWEST AIRLINES
US AIRWAYS
nwa
DELTA
AA
Continental Airlines

airTran.com

6
7
8
9
10
11
(cents)
* Excludes fuel and special items
Non-Fuel Unit Costs at 652 Miles for 2006
Proposed
New Cost
Current
Cost
Despite Recent Strategic Initiatives
Despite Recent Strategic Initiatives
Costs Are Still Not Competitive
Costs Are Still Not Competitive
MEH 34%
higher
MEH 26%
higher

>$1.70
$1.14
$1.30
$0.95
$1.50???
0.00
0.50
1.00
1.50
2.00
25-Jan-07 13-Apr-07 Baird Raymond James 2008 Consensus
Revised
2007
MEH
Forecast
2007
MEH
Forecast
$1.30???
($)
Estimated
Midwest
EPS
At Least
Midwest Guidance Lowered By ±
Midwest Guidance Lowered By ±
20% Within
20% Within
Weeks Of Providing Guidance
Weeks Of Providing Guidance
“We’re probably in the strongest position we’ve ever been in from a competitive point of view in terms of low costs and good service.  And that,
I think, is the secret for success going forward.”
Tim Hoeksema, USA Today, February 28, 2007
2007
MEH
Estimate
2008
MEH
Estimate
2007
MEH
Estimate

The Midwest Response To The Offer
The Midwest Response To The Offer
All overtures to Midwest’s management, board, & financial advisors to expand upon the merits of the combination have been rejected out of hand
Even after Midwest shareholders agreed to tender over 59% of Midwest shares to AirTran (over 64% of non management / board shares),  Midwest summarily dismissed and downplayed the wishes of its owners. Midwest
General Counsel Carol Skornicka was quoted as saying:
—
The tender offer's results amount to "a straw poll.”
(Milwaukee
Journal
Sentinel,
5/17/07)
—
``We don't find these results to be overwhelming…The tender offer changes nothing and these results change nothing. At the end of the day, the board remains in total control over whether a transaction occurs.” (Bloomberg, 5/17/07)
Clearly, it is time to change the dynamics inside the Midwest
Boardroom

Leading Governance Advisors Agree

- **Both ISS and Glass Lewis recommend a change to MEH directors**

Glass Lewis noted:

"We find it concerning that the board continues to ignore shareholder sentiment. Furthermore, considering that management recently lowered its full year earnings estimates, we believe that shareholders should be concerned that the board has not explored more strategic options, including, discussions with AirTran."

ISS concluded:

"…It is arguable as to whether the company can continue as a stand alone entity, given that with the entry of low cost carriers and reemergence of network airlines the competitive pressures would increase going forward."

"We believe that the board should engage in negotiations with AirTran regarding its offer."

"We believe that the inclusion of three dissident nominees on Midwest's board may help a more objective evaluation of the company's strategic alternatives."

30

airTran.com

Leading Governance Advisors Agree - Continued

- **Both CtW and PROXY Governance recommend a change to MEH directors**

CtW noted:

"The fact that Midwest lowered its fiscal 2007 guidance on the same day it rejected AirTran's latest offer does not install confidence, and even the reduced guidance may be aggressive."

"In light of the Midwest board's steadfast refusal to negotiate despite the sizeable premium, the overwhelming strategic logic of AirTran's proposed acquisition, and majority shareholder support for a transaction, we urge you to vote for AirTran's three director nominees…"

PROXY Governance noted:

"At a minimum, we believe… that the board should engage in discussions with AirTran."

"Given the logical and detailed proposal by AirTran, it is hard to deny the strategic cost savings and synergy benefits of a merger."

"PROXY Governance is concerned over the boards conduct and willingness to consider strategic alternatives that will enhance shareholder value. We also disagree with the board's rationale for rejecting AirTran's proposal and its anti-takeover provisions. We therefore recommend that shareholders FOR the dissident nominees and proposed slate of directors."

31

airTran.com

An Independent Voice On Midwest’s Board
An Independent Voice On Midwest’s Board
Chairman, CEO & Founder of
Albertine Enterprises
Principal & Founder of JJ&B,
LLC Investment Bank
Executive Chairman of Global
Delta
Chairman of the Board of
Integral Systems Inc.
Director of Kadant Inc.
Vice-Chairman of the Board of
Trustees of the Virginia
Retirement System
Former President of the
American Business
Conference
Former Head of the
Presidential Aviation Safety
Commission
Current Director of Atlas Air
Worldwide Holdings
Former President & CEO of
Atlas Air Worldwide Holdings
Former President & CEO of
Trans World Airlines
Former President & CEO of
Reno Air
Former President & COO of
Midway Airlines
Advanced degrees in
Aeronautical Engineering &
Transportation Planning and
Engineering
Vice Chairman of The
University Medical Center at
Princeton University
Chairman of the Audit
Committee of The Resources
for the Future
President & CEO of DBM, Inc.
Former Senior Vice President
and Chief Administrative
Officer of Princeton University
Former Global Practice
Managing Partner for
Accenture
Former Managing Partner for
Price Waterhouse
Advanced degrees in
Aeronautical Engineering,
Former Boeing Engineer
John Albertine Jeff Erickson Charles Kalmbach

On 12/12/06, the day prior to announcement, Midwest’s stock closed at
$9.08 per share
—
30 day average prior to the date of the original 10/20/06 offer was $8.21
In the two months since announcement, the AMEX Airline Index is down 10%; On that basis, Midwest would be trading at $7.93 per share
—
Even if an index of the low cost carriers were used, Midwest would trade at
$8.28
(1)
Note: (1) LCCs include Frontier, WestJet, JetBlue and Southwest.
Indicative Midwest Share Price
Midwest
10/13/07 11/29/07 12/22/06 1/12/07 1/31/07 2/16/07 3/7/07 3/23/07 4/11/07 4/27/07 5/15/07 6/4/07
6
8
10
12
14
16
($)
$13.25 Offer
$15.00 Offer
Initial Offer
$15.13
$7.93 Based
on XAL
Midwest Trading Performance Post-Offer
Midwest Trading Performance Post-Offer
Vastly Different From Its Peers
Vastly Different From Its Peers

1,012
853
634
1,460
950
860
1,066
1,524
738
1,108
Distance
164
142
136
137
146
155
117
131
161
$175
Avg. Fare
2.6%
2.7%
2.9%
3.3%
3.4%
3.7%
3.7%
4.9%
4.9%
5.0%
% of Daily Revenue
37.1% Omaha-Washington
34.6% Milwaukee-Dallas
31.9% Milwaukee-Washington
29.0% Milwaukee-Phoenix
25.7% Kansas City-Washington
22.3% Milwaukee-Boston
18.6% Milwaukee-Orlando
14.9% Milwaukee-Las Vegas
9.9% Milwaukee-New York
5.0% Kansas City-New York
Cumulative % Routes
Midwest Airlines Revenue Remains Concentrated
Midwest Airlines Revenue Remains Concentrated
Midwest top 10 daily revenue markets in 2006
Vulnerable to competitive changes in capacity
Likely jetBlue routes represents 16% of daily revenue
Likely Southwest routes represents 12% of daily revenue
Combined exposure is 28% of daily revenue

AirTran has solid fundamentals
—
Young fleet
—
Very low costs going lower
—
Strong East Coast presence
Competitive environment in Atlanta is moderating
AirTran and Midwest are stronger together than alone
Midwest transaction presents significant benefits for all
constituents
Summary
Summary